GOLDMAN SACHS TRUST
Goldman Sachs Fundamental Equity Value Funds
Class A Shares, Class B Shares, Class C Shares, Institutional Shares,
Service Shares, Class R Shares and Class IR Shares of the
Goldman Sachs Growth and Income Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
(collectively, the “Funds”)

Supplement dated July 15, 2009 to the
Prospectuses dated December 29, 2008 (the “Prospectuses”)

The following replaces footnote 5 in its entirety in the “Fund Fees and Expenses” section of the Prospectus for the Class A Shares, Class B Shares and Class C Shares of the Funds:

5	The Funds’ annual operating expenses are based on actual expenses incurred and assets under management for the fiscal year ended August 31, 2008. If a Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

The following replaces footnote 1 in its entirety in the “Fund Fees and Expenses” section of each of the Prospectuses for the Institutional Shares, Service Shares, Class R Shares and Class IR Shares of the Funds:

1	The Funds’ annual operating expenses are based on actual expenses incurred and assets under management for the fiscal year ended August 31, 2008. If a Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

This supplement should be retained with your Prospectus for future reference.

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